UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2020 (May 26, 2020)

Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-6571 (Commission File Number)	22-1918501 (I.R.S Employer Identification No.)

2000 Galloping Hill Road, Kenilworth, NJ (Address of principal executive offices)	07033 (Zip code)

(Registrant’s telephone number, including area code): (908) 740-4000

Not Applicable

(Former name, former address and former fiscal year if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered

Common Stock ($0.50 par value)	MRK	New York Stock Exchange
1.125% Notes due 2021	MRK/21	New York Stock Exchange
0.500% Notes due 2024	MRK24	New York Stock Exchange
1.875% Notes due 2026	MRK/26	New York Stock Exchange
2.500% Notes due 2034	MRK/34	New York Stock Exchange
1.375% Notes due 2036	MRK36A	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Merck & Co., Inc. (the "Company") was held on May 26, 2020.

(b)	Shareholders voted on the matters set forth below:

1.	The following nominees were elected to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Shareholders and received the number of votes set forth opposite their names:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leslie A. Brun	1,638,899,625	143,125,868	22,470,278	324,790,039
Thomas R. Cech, Ph.D.	1,791,093,006	9,865,227	3,537,538	324,790,039
Mary Ellen Coe	1,795,954,335	5,204,004	3,337,432	324,790,039
Pamela J. Craig	1,795,263,407	5,918,815	3,313,549	324,790,039
Kenneth C. Frazier	1,689,376,591	102,340,173	12,779,007	324,790,039
Thomas H. Glocer	1,762,224,798	38,520,924	3,750,049	324,790,039
Risa Lavizzo-Mourey, M.D.	1,777,230,315	23,686,367	3,579,089	324,790,039
Paul B. Rothman, M.D.	1,795,353,782	5,520,143	3,621,846	324,790,039
Patricia F. Russo	1,617,695,485	183,360,080	3,440,206	324,790,039
Christine E. Seidman, M.D.	1,795,987,205	5,194,306	3,314,260	324,790,039
Inge G. Thulin	1,773,169,228	27,786,368	3,540,175	324,790,039
Kathy J. Warden	1,791,779,903	9,324,847	3,391,021	324,790,039
Peter C. Wendell	1,767,738,087	33,135,175	3,622,509	324,790,039

2.	The proposal to approve, by non-binding advisory vote, the compensation of our Named Executive Officers was approved based on the following number of votes:

Votes For:	1,651,406,353
Votes Against:	143,762,709
Abstentions:	9,326,709
Broker Non-Votes:	324,790,039

3.	The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2020 was approved based on the following number of votes:

Votes For:	2,079,864,011
Votes Against:	44,206,604
Abstentions:	5,215,195

4.	The shareholder proposal concerning shareholders right to act by written consent was not approved based on the following number of votes:

Votes For:	754,393,495
Votes Against:	1,036,904,324
Abstentions:	13,197,952
Broker Non-Votes:	324,790,039

5.	The shareholder proposal regarding allocation of corporate tax savings was not approved based on the following number of votes:

Votes For:	58,722,824
Votes Against:	1,733,021,775
Abstentions:	12,751,172
Broker Non-Votes:	324,790,039

A majority of the votes cast was required for all five proposals to be approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2020

Merck & Co., Inc.

By:	/s/ Faye C. Brown
	Name:	Faye C. Brown
	Title:	Senior Assistant Secretary